UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2012 (February 23, 2012)

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

This amendment corrects an immaterial error contained in American Tower Corporation’s (the “Company”) earnings release issued on February 23, 2012 that reported the operating results for the fourth quarter and the year ended December 31, 2011. That earnings release incorrectly excluded approximately $3.8 million from net loss attributable to noncontrolling interest in the unaudited condensed consolidated statement of operations for the quarter and year ended December 31, 2011. Accordingly, net loss attributable to noncontrolling interest increased from $4.9 million to $8.7 million for the fourth quarter of 2011, and from $10.8 million to $14.6 million for the full year ended December 31, 2011. The Company’s net income attributable to American Tower Corporation increased by $3.8 million, or $0.01 per share, to $205.1 million, or $0.52 per basic and diluted share for the fourth quarter of 2011, and to $396.5 million, or $1.00 and $0.99 per basic and diluted share, respectively, for the full year ended December 31, 2011. Further, accumulated deficit and noncontrolling interest as of December 31, 2011 decreased to $1,477.9 million and $122.9 million, respectively, and total American Tower Corporation stockholders’ equity as of December 31, 2011 increased to $3,287.2 million. There are no other changes to the original presentation.

The Company is furnishing herewith as Exhibits 99.1 and 99.2 revised financial tables reflecting these corrections, with the changes to the previously released tables highlighted.

The information contained in this Item 2.02 and related exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibit be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corrected Unaudited Condensed Consolidated Balance Sheets (Furnished herewith)

99.2	Corrected Unaudited Condensed Consolidated Statement of Operations (Furnished herewith)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

(Registrant)

Date: February 28, 2012	By:	/S/ THOMAS A. BARTLETT
Thomas A. Bartlett
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected Unaudited Condensed Consolidated Balance Sheets (Furnished herewith)

99.2	Corrected Unaudited Condensed Consolidated Statement of Operations (Furnished herewith)